EXHIBIT 10.2

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of June 20, 2019, by and among Chao Ma (the “Seller”), the individual or entity executing the Buyer’s signature page hereto (the “Buyer”), and The Crone Law Group P.C., as escrow agent (the “Escrow Agent”).

WHEREAS, Seller wishes to sell an aggregate of 10,000,000 shares of the common stock, par value $0.001 per share (the “Common Stock”), of Med Spa Vacations Inc., a Nevada corporation (the “Company”), to Buyer and other Buyers (collectively, the “Buyers”) on the terms and conditions set forth herein, and Buyer wishes to purchase such shares from Seller;

WHEREAS, several Stock Purchase Agreements of like tenor hereto (“Stock Purchase Agreements”) are being entered into between Seller and the Buyers; and

WHEREAS, Michael Wu (“Buyers’ Representative”) previously delivered $25,000 to the Escrow Agent (the “Deposit”), pursuant to the terms of an Earnest Money Escrow Agreement (the “Escrow Agreement”), dated February 10, 2019 among the Company, the Escrow Agent, Buyers’ Representative and Linan Gong (“Sellers’ Representative”).

NOW THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Purchase and Sale of the Shares.

Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, at the Closing (hereafter defined) Seller shall sell, assign, transfer, convey and deliver to each Buyer, and each Buyer shall, severally and not jointly, accept and purchase, the number of restricted shares of Common Stock indicated on each Buyers the signature page to this Agreement (the “Shares”), and any and all rights in the Shares to which the Seller is entitled, and by doing so Seller shall be deemed to have assigned all of his right, title and interest in and to the Shares to each respective Buyer. Such sale of the Shares shall be evidenced by stock certificates, duly endorsed in blank or accompanied by stock powers duly executed in blank or other instruments of transfer. In consideration for the sale of the Shares, the Escrow Agent shall deliver, on behalf of the Buyers, to the Seller the aggregate purchase price of $350,000 (“Purchase Price”).

2. Closing; Delivery.

(a) The closing of the transactions contemplated hereunder (the “Closing”) shall take place at the office of the Escrow Agent on such date and time as is selected by the Escrow Agent (“Closing Date”) which must be after the satisfaction of all of the Closing Conditions (as defined below) and on or prior to the Termination Date (as defined below).

(b) Prior to or simultaneous with the Closing,

(i) Seller shall deliver to Escrow Agent original certificates issued by the Company representing the Shares duly registered in the name of each Buyer (the “Certificates”), duly endorsed in blank or with duly executed stock transfer powers attached thereto and, in either case, with a medallion signature guaranty or with a waiver of medallion signature guaranty, together with copies of corporate or analogous authorizations on behalf of Seller authorizing the transactions contemplated by this Agreement (collectively, the “Seller Deliverables”).

(ii) Buyers shall deliver to Escrow Agent their portion of the Purchase Price, as set forth on the signature pages hereto:

BANK:	JPMorgan Chase Bank, N.A.
1333 4th Street
Santa Monica, CA 90401
(310) 393-8263
ABA#:	322271627
SWIFT CODE:	CHASUS33
BENEFICIARY:	Crone Law Group PC
Attorney Trust Account
ACCOUNT:	157802262
REFERENCE/SPECIAL
INSTRUCTIONS:	MDVP

(c) The Seller shall deliver to Escrow Agent (A) a resignation letter from Seller as the sole officer and director of the Company; (B) letter executed by the Company informing Action Stock Transfer, the transfer agent for the Company, that the President of the Company shall be Michael Wu, and that the transfer agent shall not take any instructions, including issuing certificates or clearing any legended certificates, from any person other than said individual; (C) a shareholders’ list, dated not more than two days before the Closing, including names and addresses of each shareholder, certificate numbers and issue dates; (D) any documentary evidence of the due recordation in the Company’s share register of Buyers’ full and unrestricted title to the Shares, (E) all the books and records of the Company and (F) such other documents as may be required under applicable law or reasonably requested by any of the Buyers.

(d) At the Closing:

(i) Escrow Agent shall deliver the Purchase Price to Seller in accordance with the instructions appearing beneath Seller’s signature on the signature page hereto;

(ii) Escrow Agent shall deliver to each Buyer their respective Certificate;

(iii) Escrow Agent will receive an escrow fee, if applicable.

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(e) The following shall be conditions to the consummation of the Closing (the “Closing Conditions”):

(i) Deposit into escrow with the Escrow Agent of the total Purchase Price (minus the Deposit);

(ii) Deposit into escrow with the Escrow Agent of the Certificate and other Seller Deliverables; and

(iv) The signature page to each Stock Purchase Agreement.

3. Representations and Warranties of Seller.

As an inducement to each Buyer to enter into this Agreement and to consummate the transactions contemplated herein, Seller hereby represents and warrants that as of the date of this Agreement and as of the Closing Date:

(a) Authority. Seller has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement.

(b) Ownership of Shares. Seller is the record and beneficial owner of the Shares and has sole power over the disposition of the Shares. The Shares are free and clear of any Encumbrances, other than as provided under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Shares to Buyers in accordance with this Agreement. “Encumbrances” means any liens, pledges, hypothecations, charges, adverse claims, options, preferential arrangements or restrictions of any kind, including, without limitation, any restriction of the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. Upon the execution and delivery of this Agreement, Buyers will receive good and marketable title to the Shares, free and clear of all Encumbrances, other than restrictions imposed pursuant to any applicable securities laws and regulations. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Shares.

(i) No Other Transfer; Valid Issuance. The Shares have not been sold, conveyed, transferred or otherwise Encumbered except pursuant to this Agreement. The Shares are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights.

(c) Authorization; Enforceability. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Seller has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder. The execution, delivery and performance by Seller of this Agreement has been duly authorized by all requisite action by Seller, and this Agreement constitutes a valid and binding obligation of Seller.

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(d) No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which the Seller is a party or by which he is bound, or to which the Shares are subject; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Seller or the Shares.

(e) No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Seller of any of the transactions on its part contemplated under this Agreement.

(g) No Other Interest. Neither Seller nor any of his respective affiliates has any interest, direct or indirect, in any shares of capital stock or other equity in the Company or has any other direct or indirect interest in any tangible or intangible property which the Company uses or has used in the business conducted by the Company, or has any direct or indirect outstanding indebtedness to or from the Company, or related, directly or indirectly, to its assets, other than the Shares.

(h) No General Solicitation or Advertising. Neither any Seller nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company does not own, directly or indirectly, any capital stock of any corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, limited liability company, joint venture or other entity.

(j) The Company’s authorized capital consists of (a) 100,000,000 shares of common stock, of which 14,350,000 shares are issued and outstanding, 4,345,000 of which are freely tradeable without any restrictions or Encumbrances and 10,000,000 of which are restricted under the Securities Act, (i) with each holder thereof being entitled to cast one vote for each share held on all matters properly submitted to the shareholders for their vote; and (ii) there being no pre-preemptive rights and no cumulative voting; and (b) 25,000,000 shares of preferred stock, none of which are issued or outstanding. The Company has no shares reserved for issuance pursuant to a stock option plan or pursuant to securities exercisable for, or convertible into or exchangeable for shares of Common Stock. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights. There are (i) no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the Securities Act, and (iii) no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing any such rights).

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(k) As of the Closing, the Company will have filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). The Company has not received any communication from the SEC, NASD or any other regulatory authority regarding any SEC Document or any disclosure contained therein. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the Closing, the Company has no debts, liabilities, obligations, direct, indirect, absolute or contingent, whether accrued, vested or otherwise, whether known or unknown.

(l) The Company does not (i) have any employees, (ii) owe any compensation of any kind, deferred or otherwise, to any person, including without limitation, agents, representatives, consultants, accountants and attorneys, (iii) have any written or oral employment agreement with any person, nor (iv) is it a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable to or owing by the Company to any stockholder, officer, director, agent, representative, consultant, accountant, attorney or otherwise nor are there any loans or debts payable or owing by any such persons to the Company or any guarantees by the Company of any loan or obligation of any nature to which any such person is a party.

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(m) The Company does not own, use or possesses any licenses or rights to use any patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”). There is no claim or action by any person pertaining to, or proceeding pending or threatened, which challenges the right of the Company with respect to any Intellectual Property.

(n) The Company is not a party to any contract, arrangement or agreement, whether oral or in writing, including without limitation, loan agreements, credit lines, promissory notes, mortgages, pledges, guarantees, security agreements, factoring agreements, letters of credit, powers of attorney or other arrangements to loan or borrow money or extend credit. The Company does not own any real or personal property.

(o) The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations. There are no and will be no taxes due as a result of the transactions contemplated by this Agreement. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and Seller knows of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(p) The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books of account, corporate records and minute books of the Company are complete and correct in all material respects.

(q) The purchase of the Shares by Buyers from Seller will not give rise to any dissenting shareholders’ rights under Nevada law, the Articles of Incorporation or By-laws of the Company, or otherwise. All issuances by the Company of shares of Common Stock in past transactions have been legally and validly effected, and all of such shares of Common Stock are fully paid and non-assessable. All of the offerings were conducted in strict accordance with the requirements of Regulation D, Rules 504, 505 and 506, as applicable, in full compliance with the requirements of the Securities Act and the Exchange Act, as applicable, and in full compliance with and according to the requirements of Nevada law and the Articles of Incorporation and By- laws of the Company. The Company does not have in effect any plan, scheme, device or arrangement, commonly or colloquially known as a “poison pill” or “anti-takeover” plan or similar plan, scheme, device or arrangement. No other state takeover statute or similar statute or regulation applies or purports to apply to this agreement or the transactions contemplated hereby.

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(r) Shell Company. The Company is currently a “shell company” as defined in Rule 12b-2 under the Exchange Act. The Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period of at least ninety (90) days constituting the period during which the issuer was required to file such reports and materials), other than a Report on Form 8-K applicable to this transaction.

(s) DTC Eligibility. Seller understands and acknowledges that the Common Stock of the Company is DTC eligible.

(t) Affiliate. Seller is an officer, director and holder of 10% or more of the outstanding shares of, or otherwise an “affiliate” (as such term is defined in Rule 144 under the Securities Act the Company. Seller is not now nor has ever been an affiliate or associate of the Buyer and has no relationship with any of the Buyers other than pursuant to this Agreement.

(u) No Group. Seller is not acting and has not acted as a member of a partnership, syndicate or other group with other persons for the purpose of acquiring, holding, or disposing of, or in connection with the voting of, securities of the Company.

(v) No Brokers. Seller has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(w) Nature of Shares. The Shares constitute “restricted securities” within the meaning of Rule 144 of the Securities Act, the Shares bear a restrictive legend and stop transfer orders and: (i) the Shares may not be sold, pledged, or otherwise disposed of by Seller without restriction under the Securities Act and applicable state securities laws; and (ii) following the Closing, the Shares may not be sold, pledged, or otherwise disposed of by Buyer without restriction under the Securities Act and applicable state securities laws.

(x) Material Positive Effect. Seller acknowledges that if the Company were to make such changes to its business plan and/or engage in any of the transactions described in Section Error! Reference source not found. above, such changes would be expected to have a material positive effect on the future value of the Company, and in particular on the value of the Shares being purchased and sold pursuant to this Agreement. Seller understands and acknowledges that the Shares could appreciate considerably in value in the near or long term and agrees to sell them anyway pursuant to this Agreement.

(y) Company Disclosures. Seller has no knowledge of any fact about the operations, affairs, condition or prospects of the business or the financial condition of the Company or the market for the Company’s securities that has not been publicly disclosed by the Company. Seller represents and warrants that, to Seller’s knowledge, the representations and warranties made by the Company in the Company Representation letter are true and complete in all material respects.

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(z) No Fiduciary Duty. Seller hereby acknowledges and agrees that (i) at present there is no regular public market for the Shares; (ii) the purchase and sale of the Shares is taking place in a private transaction between Seller and Buyer in an arm’s length commercial transaction at a price negotiated and agreed to by Seller as the best possible current price for the Shares; (iii) Seller is solely responsible for making its own judgments in connection with the Agreement (irrespective of whether the Company, its executive officers, auditors, or other representatives have advised or are currently advising the Company or Seller on related or other matters); and (iv) neither Buyer nor Escrow Agent has rendered advisory services of any nature or respect, nor owes any agency, fiduciary or other duty to Seller, in connection with such transaction or the process leading thereto.

(aa) Full Disclosure. No representation or warranty of the Seller to the Buyers in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to the Seller that has specific application to the Shares and that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Shares that has not been set forth in this Agreement. All information relating to or concerning the Company set forth in this Agreement and otherwise in connection with the transactions contemplated hereby is true and correct in all respects and Seller has not omitted to state any fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

4. Representations and Warranties of the Buyer. As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated herein, each Buyer severally and not jointly, represents and warrants, to Seller as follows:

(a) Authorization; Enforceability. Buyer has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out Buyer’s obligations hereunder. The execution, delivery and performance by Buyer of this Agreement has been duly authorized by all requisite action by Buyer, and the Agreement, when executed and delivered by Seller and Escrow Agent, constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Buyer of any of the transactions on its part contemplated under this Agreement.

(c) No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Buyer is a party or by which he is bound; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Buyer.

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(d) Investor Representations. Buyer (i) has extensive knowledge and experience in financial and business matters; (ii) has had access to all information as to the Company as it has desired; (iii) has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning the operations of the Company, its business and prospects; (iv) has received sufficient and satisfactory answers to all questions posed to the Company to evaluate the merits and risks of the transactions contemplated by this Agreement; (v) is aware that, at present, there is no public market for the Shares; (vi) has adequate means of providing such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time; and (vii) is aware that an investment in the Shares involves a number of very significant risks.

(e) Not an Affiliate. Buyer is not now, and has never been, an officer, director or holder of 10% or more of the outstanding shares of, or otherwise an affiliate of the Company or its predecessor(s). Buyer is not now nor has ever been an affiliate or associate of the Seller and has no relationship with the Seller other than pursuant to this Agreement.

(f) No Group. Buyer is not acting and has not acted as a member of a partnership, syndicate or other group with other persons for the purpose of acquiring, holding, or disposing of, or in connection with the voting of, securities of the Company.

(g) Brokerage Fees. Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby.

(h) No Other Representations or Information. In evaluating the suitability of an investment in the Shares, the Buyer has not relied upon any representation or information (oral or written) other than as stated in this Agreement or in the Earnest Money Escrow Agreement.

(i) No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(j) Receipt of Information. Buyer has received all documents, records, books and other information pertaining to his investment that has been requested by the Buyer, including without limitation, the SEC filings made by the Company.

(k) No Advertising. At no time was the Buyer presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

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(l) Restricted Securities. Buyer understands that the Shares have not been registered under the Securities Actor registered or qualified under any the securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Each certificate for any of the restricted Shares shall bear a legend to the foregoing effect.

(m) Investment Purposes. The Buyer is acquiring the restricted Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the amount of restricted Shares the Buyer is acquiring herein. Further, the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares the Buyer is acquiring.

(n) No Obligation to Register Shares. The Buyer understands that the Company is under no obligation to register the restricted Shares under the Securities Act, or to assist the Buyer in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(o) The Buyer understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of the Buyer to acquire the Shares. In this regard, the Buyer represents, warrants and agrees that:

(i) The undersigned is not an U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

(A) any natural person resident in the United States of America;

(B) any partnership or corporation organized or incorporated under the laws of the United States of America;

(C) any estate of which any executor or administrator is a U.S. person;

(D) any trust of which any trustee is a U.S. person;

(E) any agency or branch of a foreign entity located in the United States of America;

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(F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H) any partnership or corporation if:

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Buyer was outside of the United States.

(iii) The undersigned will not, during the period commencing on the Closing Date and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(iv) The Buyer will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(v) The Buyer was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi) Neither the Buyer or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Buyer and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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(vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii) Neither the Buyer nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Buyer agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(ix) Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(x) The Buyer consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Section.

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5. Escrow Agent.

(a) Trust. The Purchase Price, Certificates and Seller Deliverables shall be held by Escrow Agent as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms hereof.

(b) Release of Escrow. If the Closing Date does not occur prior to June 30, 2019 (the “Termination Date”), the Escrow Agent shall return the Purchase Price, Deposit, and Escrow Fee, if applicable, to Buyer and the Certificates and Seller Deliverables to Seller without incurring any liability to any party and, upon such delivery, the delivering Escrow Agent’s responsibilities under this Agreement shall be terminated.

(c) Duties and Responsibilities of the Escrow Agent. Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

(i) Seller and Buyer agree that the Escrow Agent (A) shall not be responsible for or bound by, and shall not be required to inquire into whether either Seller or Buyer are entitled to receipt of the Certificates and the Seller Deliverables or any escrowed funds pursuant to, any other agreement or otherwise; (B) shall be obligated only for the performance of such duties as are specifically assumed by Escrow Agent pursuant to this Agreement; (C) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (D) may assume that any person believed by Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (E) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property, but in no event less than a reasonable amount of care; and (F) may consult with counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(b) Seller and Buyer acknowledge that Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. Seller and Buyer agree to indemnify and hold harmless Escrow Agent and any of Escrow Agent’s partners, employees, agents, and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on the part of Escrow Agent committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to Seller and Buyer under this Agreement and to no other person.

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(c) Buyer and Seller, jointly and severally, shall reimburse Escrow Agent for outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

(d) Escrow Agent may at any time resign as escrow agent hereunder by giving five (5) days prior written notice of resignation to Buyers. Prior to the effective date of the resignation as specified in such notice, Buyer will issue to Escrow Agent an instruction authorizing delivery of the Purchase Price, together with the Seller’s Deliverables and the Certificates to a substitute escrow agent selected by Buyer. If no successor escrow agent is named by Buyer within three business days, Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor escrow agent, and to deposit the Purchase Price, Certificates and Seller Deliverables with the clerk of any such court.

(e) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(f) The provisions of this Section 4 shall survive the resignation of any Escrow Agent or the termination of this Agreement.

THE PARTIES ACKNOWLEDGE THAT THE ESCROW AGENT IS AND SHALL CONTINUE TO ACT AS BUYER’S REPRESENTATIVE’S AND/OR THE COMPANY’S COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND ANY PURCHASE AND SALE OF THE SHARES, AS WELL AS OTHER MATTERS.

NEITHER THE EXECUTION OF THIS AGREEMENT BY THE ESCROW AGENT, NOR ANY ACTIONS THAT THE ESCROW AGENT MAY TAKE PURSUANT TO THIS AGREEMENT SHALL UNDER ANY CIRCUMSTANCES OR FOR ANY REASON PREVENT THE ESCROW AGENT FROM HEREAFTER ACTING AS COUNSEL FOR ANY PARTY HERETO IN ANY MANNER AND FOR ANY PURPOSE WHATSOEVER, INCLUDING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

EACH OF BUYER AND SELLER HEREBY SPECIFICALLY WAIVES ANY CONFLICT OF INTERST WHICH MAY EXIST OR MAY HEREAFTER EXIST BY VIRTUE OF THE FACT THAT THE ESCROW AGENT IS NOW OR MAY AT ANY POINT HEREAFTER SIMULTANEOULY REPRESENT THE BUYER’S REPRESENTATIVE OR THEY COMPANY WHILE ACTING AS THE ESCROW AGENT HEREUNDER.

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(g) Each of the Buyers hereby irrevocably constitutes and appoints, effective as of the date hereof, the Escrow Agent, as the true and lawful agent and attorney-in-fact to: (i) enter into any agreement in connection with the transactions contemplated by this Agreement, (ii) exercise any or all of the powers, authority and discretion conferred on him under this Agreement and any such agreement, (iii) sign stock powers and any other instruments effecting the purchase of the Shares at the Closing under the terms and conditions of this Agreement, and to enter into any amendments thereto as approved by the Seller; (iv) waive or amend any terms and conditions of any agreement in connection with the transactions contemplated by this Agreement, to give and receive notices on such Buyers’ behalves and to be his, her or its exclusive representative with respect to any matter or claim arising with respect to any transaction contemplated by any such agreement, and the Escrow Agent agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact.

(h) Buyers and Seller shall be entitled to deal exclusively with the Escrow Agent on all matters in connection with the transactions contemplated herein, and shall be entitled to rely exclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any of the Buyers by the Escrow Agent, and on any other action taken or purported to be taken on behalf of any of the Buyers by the Escrow Agent, as fully binding upon the Buyers with respect to the transactions contemplated herein.

(i) The Escrow Agent may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any other parties’ forgeries, fraud or false representations.

6. Miscellaneous.

(a) Default by Seller. Seller’s failure, or failure of Seller’s agents, representatives, brokers (“Seller’s Agents”) to deliver the Certificates and Seller Deliverables to Escrow Agent prior to the Closing Date, or the Company’s failure to deliver any required Medallion Guaranty Waiver to Escrow Agent prior to the Closing Date, shall constitute a default under this Agreement (“Default”). Nothing herein shall limit Buyer’s right to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein for an injunction against a violation of any of the terms hereof or thereof, or for the pursuit of any other remedy which it may have by virtue of this Agreement, for the failure of Seller, Seller’s Agents, or the Company and its transfer agent to deliver the Certificates and Seller Deliverables, and the Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance or injunctive relief. In the event of Default, Seller shall pay to the Buyer the reasonable costs and expenses of collection and of any other actions referred to in this paragraph

(a) or otherwise reasonably appropriate, including without limitation reasonable attorneys’ fees, expenses and disbursements.

(b) Default by Buyer. Buyer’s failure to deliver the Purchase Price to Escrow Agent prior to the Closing Date shall constitute a default. If such default is not cured by the Termination Date, then Seller may terminate this Agreement and demand the immediate return of the Certificates and Seller Deliverables by notice to the Escrow Agent. Until the Termination Date, Seller’s sole remedy in case of such a default shall be to delay the Closing. Upon Buyer’s timely cure of such a default, Seller shall be required to fulfill its obligations hereunder.

(c) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties.

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(d) Choice of Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements entered into and to be performed entirely within New York without applying its principles of choice of law.

(e) Submission to Jurisdiction. Each party to this Agreement (a) submits to the exclusive jurisdiction of any state or federal court located in New York County in the State of New York having subject matter jurisdiction in any action or proceeding arising out of or relating to this Agreement, (b) agrees that any dispute or controversy concerning, arising out of or relating to this Agreement may be heard and determined in any such court, and (c) shall not bring any action or proceeding concerning, arising out of or relating to this Agreement in any other court. Each party to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought. Any party to this Agreement may make service on another party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in this Agreement. Nothing in this Section 5(e), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(f) Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE AND AGREES NOT TO REQUEST A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or sent by overnight delivery by a nationally recognized overnight courier upon proof of sending thereof and addressed to the party to be notified at the address indicated for such party on its signature page hereto, or at such other address as such party may designate by written notice to the other parties.

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller, Buyer and Escrow Agent.

(i) Expenses. Each of the parties shall bear its own costs and expenses incurred with respect to the negotiation, execution, delivery, and performance of this Agreement.

(j) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(k) Entire Agreement. This Agreement represents and constitutes the entire agreement and understanding between the parties with regard to the subject matter contained herein. All prior agreements, understandings and representations are hereby merged into this Agreement.

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(l) Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Among other things, “or” is not exclusive and the singular may include the plural and the plural may include the singular, all as the context requires.

(m) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(n) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(o) Further Acts. Each of Buyer and Seller shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed , or caused to be executed on their behalf by an agent thereunto duly authorized , this Agreement as of the date first above written.

SELLER:

By:	/s/ Chao Ma
Name: Chao Ma SELLER ADDRESS:
Qunli Huizhi Financial Enterprises Headquarters Rm. 40 I, 4th Floor, Building 1, Phase 1 Daoli Dist, Haerbin , China

Number of Shares being sold: 10,00000,000

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